UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2019

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Northwest Biotherapeutics, Inc. (the “Company”) held an annual meeting of stockholders on February 2, 2019 (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders voted on three matters: (1) the re-elections of Ms. Linda F. Powers and Dr. Navid Malik as Class III members of the Board of Directors for 3-year terms, (2) ratification of the appointment of Marcum LLP as the Company’s auditors for 2019 and (3) approval of stock option awards to the independent members of the Board of Directors.

Votes were cast by 460,778,696 (88.7%) of the total 519,729,780 shares that were issued and outstanding on the record date of December 13, 2018, and as such were eligible to vote. The percentages in parentheses below are the percentages of the votes cast for each matter presented.

Proposal No. 1. Election of Directors.

The stockholders approved the re-elections of Ms. Linda F. Powers and Dr. Navid Malik for 3-year terms as Class III members of the Board of Directors. The votes for Ms. Powers and Dr. Malik were as follows:

	For	Withheld	Abstained	Broker Non-Votes
Ms. Linda F. Powers	306,263,568 (87.6%)	43,387,121 (12.4%)	0	111,128,007

Dr. Navid Malik	308,628,713 (88.3%)	41,021,976 (11.7%)	0	111,128,007

Proposal No. 2. Ratification of Appointment of Registered Public Accounting Firm.

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The votes for reappointment of Marcum were as follows:

	For	Against	Abstained	Broker Non-Votes
Ratification of Marcum LLP	448,166,574 (97.3%)	7,482,262 (1.6%)	5,129,860 (1.1%)	0

Proposal No. 3. Approval of Stock Option Awards to the Independent Members of the Board of Directors.

The stockholders approved the stock option awards to the independent members of the Board of Directors. The votes were as follows:

	For	Against	Abstained	Broker Non-Votes
Approval of the Stock Option Awards	303,798,949 (86.9%)	39,782,381 (11.4%)	6,069,359 (1.7%)	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: February 7, 2019	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman